UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On May 14, 2009, Trico Marine Services, Inc. (the “Company”) issued a press release announcing that the Company has completed the previously announced exchange of its 6.5% senior convertible debentures for, in the aggregate, $12.7 million in cash, 3,042,180 shares of the Company’s common stock (or warrants exercisable for $0.01 per share in lieu thereof) and $202,812,000 in aggregate principal amount of the Company’s new 8.125% secured convertible debentures due 2013.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1     Press Release dated May 14, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 14, 2009

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Secretary, Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 14, 2009